UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report: January 8, 2007

(Date of earliest event reported)

WAH KING INVEST CORP.

(Exact name of registrant as specified in its charter)

Delaware --------------------------------	000-27097 --------------------------------	98-021578 ----------------------------------------------
(State of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Ditlaar 7 1066

EE Amsterdam, The Netherlands

(Address of principal executive offices) (Zip Code)

31.206720026

(Registrant’s telephone no., including area code)

J.C. Beetslaan 153-155

2131 AL Hoofddorp, The Netherlands

(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 1 - REGISTRANT’S BUSINESS AND OPERATIONS

Item 1.02	Termination of a Material Definitive Agreement.

On January 8, 2007, the Registrant after completing its due diligence review, has terminated its July 7, 2006 Acquisition Agreement with United Real Estate Holding GmbH, Mr. Gerardus Ronald Steenbergen, Mr. Roy Patrick Piceni, Mr. Andries Henricus Meijer and Vlaanderen Holding b.v. Ltd. to acquire all the issued and outstanding stock of Sellema Beheer B.V. doing business ass Bouwclub Nederland B.V., a Dutch company.

SECTION 8 – OTHER EVENTS

Item 8.01	Other Events.

On January 8, 2007, the registrant has decided not to reorganize its senior management team at this time and thereby decided not to hire or appoint Mr. Hans Lodders to any management position.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Wah King Invest Corp.

(Registrant)

Date: January 8, 2007	By: /s/ JERRY GRUENBAUM

Jerry Gruenbaum

Chief Executive Officer

(Duly Authorized Officer)

By: /s/ NATHAN LAPKIN

Nathan Lapkin

President

(Duly Authorized Officer)